Exhibit 10(i)

AMENDMENT TO THE

NORTHERN TRUST CORPORATION 2002 STOCK PLAN

WHEREAS, Northern Trust Corporation (the “Corporation”) previously adopted the Northern Trust Corporation 2002 Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Corporation is authorized to amend the Plan and has authorized an amendment to the Plan, as described below;

NOW, THEREFORE, BE IT RESOLVED, that Section 18 of the Plan is hereby amended, effective as of February 17, 2004, to read as follows:

Section 18. Effective Date and Term of Plan.

(a)	The Plan was adopted by the Board on February 19, 2002 and became effective as of April 16, 2002 upon approval by the Corporation’s stockholders at the 2002 annual meeting of stockholders.

(b)	Notwithstanding anything to the contrary contained herein, no Awards shall be granted under the Plan on or after April 16, 2012.

This Amendment has been executed by the Corporation, by its duly authorized officer, as of this 17th day of February, 2004.

NORTHERN TRUST CORPORATION

By:	/s/ Timothy P. Moen
Name:	Timothy P. Moen
Title:	Executive Vice President